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CUSIP NO. 747927 10 1             SCHEDULE 13D             PAGE 14 OF 17 PAGES
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                                                                       EXHIBIT A


          Identification and Classification of Members of the Group
          ---------------------------------------------------------


Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the members of the group making this joint filing are identified and classified as follows:


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                 Name                               Classification
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Strome Offshore Limited                  A private offshore investment
                                         corporation that purchases and sells
                                         securities for investment for its own
                                         account

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Strome Hedgecap Fund, L.P.               A private limited partnership that
                                         purchases and sells securities for
                                         investment for its own account

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Strome Investment Management, L.P.       A private offshore investment
(the "Adviser)                           corporation that purchases and sells
                                         securities for investment for its own
                                         account

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SSCO, Inc.                               A control person due to its role as
(the "General Partner")                  General Partner of the Adviser

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Mark E. Strome                           A control person of the Adviser and
                                         settlor and trustee of the trust that
                                         is the controlling shareholder of the
                                         General Partner

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